Exhibit 10.26
FIFTH AMENDMENT TO CREDIT AGREEMENT
          FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Fifth Amendment”), dated as of August 4, 2009, by and among TRICO MARINE SERVICES, INC., a Delaware corporation (the “Borrower”), TRICO MARINE ASSETS INC., a Delaware corporation (“Trico Assets”), as a Guarantor, and TRICO MARINE OPERATORS, INC., a Louisiana corporation (“Trico Operators”), as a Guarantor, the Lenders party hereto (each, a “Lender” and, collectively, the “Lenders”) and NORDEA BANK FINLAND PLC, NEW YORK BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and Collateral Agent (in such capacity, the “Collateral Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.
W I T N E S S E T H :
          WHEREAS, the Borrower, Trico Assets, Trico Operators, the Lenders from time to time party thereto, and the Administrative Agent are parties to an Amended and Restated Credit Agreement, dated as of August 29, 2008, and amended by (i) the First Amendment to Credit Agreement, dated as of March 10, 2009, (ii) the Second Amendment to Credit Agreement dated as of May 8, 2009, (iii) the Third Amendment to Credit Agreement dated as of May 14, 2009 and (iv) the Fourth Amendment and Consent to Credit Agreement dated as of July 29, 2009 (as further amended, modified and/or supplemented to, but not including, the date hereof, the “Credit Agreement”);
          WHEREAS, subject to the terms and conditions of this Fifth Amendment, the parties hereto wish to amend certain provisions of the Credit Agreement as herein provided;
          NOW, THEREFORE, it is agreed:
I. Amendments to Credit Agreement.
          1. The definition of “Applicable Margin” appearing in Section 1 of the Credit Agreement is hereby amended by deleting the reference to “3.25%” contained therein and replacing it with “5.00%”.
          2,. Section 10.08 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
     “Section 10.08 Consolidated Leverage Ratio. The Borrower will not permit the Consolidated Leverage Ratio on the last day of any fiscal quarter of the Borrower to be greater than (v) 4.75:1.00 for any fiscal quarter ending on or prior to December 31, 2008, (w) 4.50:1.00 for any fiscal quarter ending after December 31, 2008 and on or prior to June 30, 2009, (x) 5.00:1.00 for the fiscal quarter ending September 30, 2009, (y) 4.50:1.00 for the fiscal quarter ending December 31, 2009 and (z) 4.00:1.00 for any fiscal quarter ending after December 31, 2009.”

II. Miscellaneous Provisions.
          1. In order to induce the Lenders to enter into this Fifth Amendment, the Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the Fifth Amendment Effective Date (as defined herein) before or after giving effect to this Fifth Amendment and (ii) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the Fifth Amendment Effective Date both before and after giving effect to this Fifth Amendment, with the same effect as though such representations and warranties had been made on and as of the Fifth Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).
          2. The Credit Agreement is modified only by the express provisions of this Fifth Amendment and this Fifth Amendment shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document except as specifically set forth herein.
          3. This Fifth Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.
          4. THIS FIFTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
          5. This Fifth Amendment shall become effective on the date (the “Fifth Amendment Effective Date”) when the Borrower, each other Credit Party and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036; Attention: May Yip (facsimile number: 212-354-8113 / email: myip@whitecase.com).
          6. From and after the Fifth Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement, as modified hereby.
* * *

          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Fifth Amendment as of the date first above written.

NORDEA BANK FINLAND PLC, NEW YORK BRANCH, as Administrative Agent
By:
	Name:	Martin Lunder
	Title:	Senior Vice President

By:
	Name:	Martin Kahm
	Title:	Vice President

TRICO MARINE SERVICES, INC.
By:
Name:
Title:

TRICO MARINE ASSETS INC.
By:
Name:
Title:

TRICO MARINE OPERATORS, INC.
By:
Name:
Title:

SIGNATURE PAGE TO THE FIFTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG TRICO MARINE SERVICES, INC., TRICO MARINE ASSETS INC., TRICO MARINE OPERATORS, INC., VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

NORDEA BANK NORGE ASA, CAYMAN ISLANDS BRANCH

By:
	Name:	Martin Lunder
	Title:	Senior Vice President

By:
	Name:	Martin Kahm
	Title:	Vice President

Signature Page to Fifth Amendment to Trico $50mm Credit Agreement

SIGNATURE PAGE TO THE FIFTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG TRICO MARINE SERVICES, INC., TRICO MARINE ASSETS INC., TRICO MARINE OPERATORS, INC., VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

BAYERISCHE HYPO-UND VEREINSBANK AG

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Fifth Amendment to Trico $50mm Credit Agreement